UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

OM Asset Management plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ground Floor, Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2017, OM Asset Management plc (the "Company") held its 2017 Annual General Meeting (the "Annual Meeting") at the Petroleum Club, 2200 Ross Avenue, Dallas, TX 75201. As of March 27, 2017, the record date for the Annual Meeting, the Company had 114,720,358 of its ordinary shares, nominal value $0.001 per share (the “Ordinary Shares”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 107,268,878 were present in person or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered and acted upon the following proposals:

1.  Election of Directors.  The shareholders elected the following individuals to serve as directors until the 2018 Annual General Meeting and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter L. Bain	92,901,120	12,972,804	530,631	864,323
Stuart H. Bohart	88,014,288	17,859,636	530,631	864,323
Russell T. Carmedy	91,653,603	14,220,321	530,631	864,323
Robert J. Chersi	104,715,326	1,132,890	556,339	864,323
Ingrid G. Johnson	91,653,305	14,220,619	530,631	864,323
Kyle Prechtl Legg	104,351,174	1,497,042	556,339	864,323
James J. Ritchie	104,255,362	1,592,854	556,339	864,323
John D. Rogers	103,686,780	2,161,436	556,339	864,323
Donald J. Schneider	87,964,549	17,909,375	530,631	864,323

2.  Ratification of Independent Registered Public Accounting Firm.  The shareholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,589,432	99,453	579,993	—

3.  Appointment of Statutory Auditor.  The shareholders voted to appoint KPMG as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the Company’s next Annual General Meeting at which accounts are laid before shareholders).  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,589,311	99,574	579,993	—

4.  Authorization of the Board of Directors to determine U.K. Statutory Auditor’s Remuneration.  The shareholders voted to authorize the directors to determine the remuneration of KPMG as the Company’s U.K. statutory auditor.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,679,964	8,921	579,993	—

5.  Advisory Vote on Executive Compensation.  The shareholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2017 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,898,860	1,971,944	533,751	864,323

6.  Receipt and Approval of Directors’ Remuneration Policy.  The shareholders voted to receive and approve the Directors’ Remuneration Policy contained in Appendix A to the Proxy Statement, for the three-year period commencing April 26, 2017 and ending April 25, 2020.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,434,219	1,435,910	534,426	864,323

7.  Advisory Vote on Directors’ Remuneration Report.  The shareholders voted to approve, on an advisory basis, the Directors’ Remuneration Report (other than the Directors’ Remuneration Policy) contained in Appendix A to the Proxy Statement, for the period commencing January 1, 2016 and ended December 31, 2016.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,022,749	1,851,137	530,669	864,323

8.  2017 Equity Incentive Plan.  The shareholders voted to approve the Company's 2017 Equity Incentive Plan contained in Appendix D to the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,883,015	2,990,771	530,769	864,323

9.  Non-Employee Directors' Equity Incentive Plan.  The shareholders voted to approve the Company's Non-Employee Directors' Equity Incentive Plan, as amended and restated, contained in Appendix C to the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,258,419	3,616,030	530,106	864,323

10.  Executive Performance Plan.  The shareholders voted to approve the Company's Executive Performance Plan contained in Appendix B to the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,147,552	1,726,997	530,006	864,323

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	May 2, 2017		OM ASSET MANAGEMENT PLC

		By:	/s/ STEPHEN H. BELGRAD
		Name:	Stephen H. Belgrad
		Title:	Executive Vice President and Chief Financial Officer